UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. )

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KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Kayne Anderson Energy Development Company

717 Texas Avenue, Suite 3100

Houston, TX 77002

1-877-657-3863

May 17, 2013

Dear Fellow Stockholder:

You are cordially invited to attend the 2013 Annual Meeting of Stockholders of Kayne Anderson Energy Development Company (“KED” or the “Company”) on June 27, 2013 at 8:00 a.m. Central Time at 717 Texas Avenue, Suite 3100, Houston, TX 77002.

The matters scheduled for consideration at the meeting are (i) the election of two directors of the Company, (ii) the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2013 and (iii) a proposal to authorize the Company to sell shares of its common stock at a price below net asset value per share, subject to certain conditions, as more fully discussed in the enclosed proxy statement.

Enclosed with this letter are (i) answers to questions you may have about the proposals, (ii) the formal notice of the meeting, (iii) the proxy statement, which gives detailed information about the proposals and why the Board of Directors recommends that you vote to approve them, and (iv) an actual written proxy for you to sign and return. If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call 1-877-657-3863.

Your vote is important. Please complete, sign, and date the enclosed proxy card and return it in the enclosed envelope. This will ensure that your vote is counted, even if you cannot attend the meeting in person.

Sincerely,

Kevin S. McCarthy

Chairman of the Board of Directors,

CEO and President

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

ANSWERS TO SOME IMPORTANT QUESTIONS

Q.  WHAT AM I BEING ASKED TO VOTE “FOR” ON THIS PROXY?

A.	This proxy contains three proposals:

•

Proposal One — the election of two Class I Directors to serve until the Company’s 2016 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The directors currently serving in Class I are Albert L. Richey and Robert V. Sinnott. Their current terms will expire at the Company’s 2013 Annual Meeting of Stockholders. Mr. Sinnott is not standing for re-election. The Company’s Board of Directors has nominated James C. Baker to stand for election as a Class I director at the Annual Meeting and has nominated Mr. Richey for re-election at the meeting. The election of Messrs. Baker and Richey requires the affirmative vote of a majority of the votes cast by the holders of the Company’s common stock outstanding as of May 13, 2013 (the “Record Date”).

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Proposal Two — the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for its fiscal year ending November 30, 2013. Approval of Proposal Two requires the affirmative vote of a majority of the votes cast by the holders of the Company’s common stock outstanding as of the Record Date.

•

Proposal Three — a proposal to authorize the Company to sell shares of its common stock at a price less than net asset value per share, subject to certain conditions, for a period expiring on the date of the Company’s 2014 Annual Meeting of Stockholders. Approval of Proposal Three requires: (1) the affirmative vote of a majority of all common stockholders on the records of the Company’s transfer agent as of the Record Date, and (2) the affirmative vote of a majority of the votes cast by the holders of the Company’s common stock outstanding as of the Record Date.

Q.  HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

A.	The Board of Directors unanimously recommends that you vote “FOR” all proposals on the enclosed proxy card.

Q.  HOW CAN I VOTE?

A.	If your shares are held in “Street Name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to vote your shares. If you are a stockholder of record, you may authorize the persons named as proxies on the enclosed proxy card to cast the votes you are entitled to cast at the meeting by completing, signing, dating and returning the enclosed proxy card. Stockholders of record or their duly authorized proxies also may vote in person if able to attend the meeting. However, even if you plan to attend the meeting, we urge you to return your proxy card. That will ensure that your vote is cast should your plans change.

Q.  CAN I VIEW THE PROXY STATEMENT AND ANNUAL REPORT ON THE INTERNET?

A.	Yes. The proxy statement and Annual Report are available on the Internet at

www.kaynefunds.com/ked/sec-filings/.

This information summarizes information that is included in more detail in the proxy statement. We urge you to

read the proxy statement carefully.

If you have questions, call 1-877-657-3863.

Kayne Anderson Energy Development Company

717 Texas Avenue, Suite 3100

Houston, TX 77002

1-877-657-3863

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Kayne Anderson Energy Development Company:

NOTICE IS HEREBY GIVEN that the 2013 Annual Meeting of Stockholders of Kayne Anderson Energy Development Company, a Maryland corporation (“KED” or the “Company”), will be held on June 27, 2013 at 8:00 a.m. Central Time at 717 Texas Avenue, Suite 3100, Houston, TX 77002, to consider and vote on the following matters as more fully described in the accompanying proxy statement.

Below are the proposals:

1.	To elect two Class I Directors of the Company, such directors to hold office until the 2016 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2013;

3.	To approve a proposal to authorize the Company to sell shares of its common stock at a price less than net asset value per share, subject to certain conditions; and

4.	To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

Stockholders of record as of the close of business on May 13, 2013 are entitled to notice of and to vote at the 2013 Annual Meeting of Stockholders (or any adjournment or postponement of the meeting thereof).

By Order of the Board of Directors of the Company,

David J. Shladovsky

Secretary

May 17, 2013

Houston, Texas

Kayne Anderson Energy Development Company

717 Texas Avenue, Suite 3100

Houston, TX 77002

1-877-657-3863

PROXY STATEMENT

2013 ANNUAL MEETING OF STOCKHOLDERS

JUNE 27, 2013

This proxy statement is being sent to you by the Board of Directors of Kayne Anderson Energy Development Company (“KED” or the “Company”), a Maryland corporation. The Board of Directors is asking you to complete, sign, date and return the enclosed proxy card, permitting your votes to be cast at the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 27, 2013 at 8:00 a.m. Central Time at 717 Texas Avenue, Suite 3100, Houston, TX 77002. Stockholders of record at the close of business on May 13, 2013 (the “Record Date”) are entitled to vote at the Annual Meeting. As a stockholder of the Company, you are entitled to one vote for each share of common stock you hold on each matter on which holders of such shares are entitled to vote. This proxy statement and the enclosed proxy are first being mailed to stockholders on or about May 24, 2013.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 27, 2013: You should have received a copy of the Annual Report for the fiscal year ended November 30, 2012. If you would like another copy of the Annual Report, please write us at the address shown at the top of this page or call us at 1-877-657-3863. The Annual Report will be sent to you without charge. This proxy statement and our Annual Reports can be accessed on our website at www.kaynefunds.com/ked/sec-filings/ or on the Securities and Exchange Commission’s (the “SEC”) website (www.sec.gov).

KA Fund Advisors, LLC (“KAFA”), a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and together with KAFA, “Kayne Anderson”), externally manages and advises the Company pursuant to an investment management agreement. KAFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Kayne Anderson is a leading investor in both public and private energy companies. At March 31, 2013, Kayne Anderson managed approximately $20 billion, including $18 billion in securities of energy/infrastructure companies. Kayne Anderson may be contacted at the address listed above.

This proxy statement sets forth the information that the Company’s stockholders should know in order to evaluate each of the following proposals. The following table presents a summary of the proposals for the Company and the stockholders of the Company whose votes are being solicited with respect to each proposal. Please refer to the discussion of each proposal in this proxy statement for information regarding votes required for the approval of each proposal.

Proposals	Who votes on the proposals?
1. To elect two Class I Directors of the Company, such directors to hold office until the 2016 Annual Meeting of Stockholders and until their successors are duly elected and qualified.	The holders of the Company’s common stock, $0.001 par value per share (the “Common Stock”).

2. To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2013.	The holders of the Company’s Common Stock.

3. To approve a proposal to authorize the Company to sell shares of its Common Stock at a price less than net asset value per share, subject to certain conditions.	(i) The Registered Common Stockholders (as defined herein), and (ii) the holders of the Company’s Common Stock.

4. To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.	The holders of the Company’s Common Stock.

PROPOSAL ONE

ELECTION OF DIRECTORS

Under the Company’s charter, the Board of Directors (the “Board”) is divided into three classes (Class I, Class II and Class III) of approximately equal size. The Board currently has six directors as follows:

Class	Term*	Directors
I	3-year term until 2013	Albert L. Richey Robert V. Sinnott

II	3-year term until 2014	William R. Cordes Barry R. Pearl

III	3-year term until 2015	Kevin S. McCarthy William L. Thacker

*	Each director serves a three-year term until the Annual Meeting of Stockholders for the designated year and until his or her successor has been duly elected and qualified.

The directors whose terms are expiring at this year’s Annual Meeting are the Class I directors, Albert L. Richey and Robert V. Sinnott. Mr. Sinnott is not standing for re-election. The Company’s Board of Directors has nominated James C. Baker to stand for election as a Class I director at the Annual Meeting and Mr. Richey to stand for re-election at the Annual Meeting, to serve for a term of three years (until the 2016 Annual Meeting of Stockholders) and until their successors have been duly elected and qualified.

The holders of the Company’s Common Stock are being asked to vote for Messrs. Baker and Richey as Class I Directors of the Company.

The Board knows of no reason why the nominees listed below will be unable to serve, and the nominees have consented to serve if elected. If the nominees are unable to serve or for good cause will not serve because of an event not now anticipated, the persons named as proxies may vote for another person designated by the Board. The persons named as proxies on the accompanying proxy card intend to vote at the Annual Meeting (unless otherwise directed) FOR the election of Messrs. Baker and Richey as the Company’s directors.

INFORMATION REGARDING NOMINEES AND DIRECTORS

The following tables set forth each nominee’s and each remaining director’s name and year of birth; position(s) with the Company and length of time served; principal occupations during the past five years; and other directorships held during the past five years. The address for the nominees and directors is 717 Texas Avenue, Suite 3100, Houston, TX 77002.

All the directors and nominees discussed above except Messrs. Sinnott and Baker currently serve on the Board of Directors of Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”), and Mr. McCarthy also serves on the Board of Directors of Kayne Anderson MLP Investment Company (“KYN”) and Kayne Anderson Energy Total Return Fund, Inc. (“KYE”). KYN, KYE, KMF and KED are closed-end investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that are advised by KAFA.

The directors who are not “interested persons,” as defined in the 1940 Act, of the Company, Kayne Anderson or the Company’s underwriters in offerings of its securities from time to time as defined in the 1940 Act are referred to herein as “Independent Directors.” None of the Independent Directors nor any of their immediate family members, has ever been a director, officer or employee of Kayne Anderson or its affiliates.

For information regarding the Company’s executive officers and their compensation, please refer to “Information About Executive Officers” and “Compensation Discussion and Analysis” below.

NOMINEE FOR DIRECTOR WHO IS NOT AN INTERESTED PERSON

Name (Year Born)	Position(s) Held with the Company, Proposed Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years

Albert L. Richey (born 1949)	Director. 3-year term (until the 2013 Annual Meeting of Stockholders). Served since 2006.	Vice President, Finance and Treasurer of Anadarko Petroleum Corporation since January 2013; Vice President, Special Projects from January 2009 to December 2012; Vice President of Corporate Development from 2006 to December 2008; Vice President and Treasurer from 1995 to 2005; and Treasurer from 1987 to 1995.	2	• KMF • Boys & Girls Clubs of Houston • Boy Scouts of America

(1)	The 1940 Act requires the term “Fund Complex” to be defined to include closed-end funds advised by the Company’s investment adviser, KAFA, and included KYN, KYE, KMF and KED.

NOMINEE FOR DIRECTOR WHO IS AN INTERESTED PERSON

Name (Year Born)	Position(s) Held with the Company, Proposed Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years
James C. Baker(1) (born 1972)	Executive Vice President. Elected annually. Served as Vice President from June 2005 to June 2008; served as Executive Vice President since June 2008.	Senior Managing Director of KACALP and KAFA since February 2008, and Managing Director of KACALP and KAFA from December 2004 and 2006, respectively to February 2008. Vice President of KYN and KYE from 2005 to 2008 and of KED from 2006 to 2008, and Executive Vice President of KYN, KYE and KED since June 2008 and of KMF since August 2010.	4	Current: None Prior: • K-Sea Transportation Partners LP (shipping MLP) • Petris Technology, Inc. (data management for energy companies) • ProPetro Services, Inc. (oilfield services)

(1)	Mr. Baker is an “interested person” of the Company by virtue of his employment relationship with Kayne Anderson.

REMAINING DIRECTORS WHO ARE NOT INTERESTED PERSONS

Name (Year Born)	Position(s) Held with the Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
William R. Cordes (born 1948)	Director. 3-year term (until the 2014 Annual Meeting of Stockholders). Served since 2008.	Retired from Northern Border Pipeline Company in March 2007 after serving as President from October 2000 to March 2007. Chief Executive Officer of Northern Border Partners, L.P. from October 2000 to April 2006. President of Northern Natural Gas Company from 1993 to 2000. President of Transwestern Pipeline Company from 1996 to 2000.	2	Current: • KMF • Boardwalk Pipeline Partners, LP (midstream MLP) Prior: • Northern Border Partners, L.P. (midstream MLP)

Barry R. Pearl (born 1949)	Director. 3-year term (until the 2014 Annual Meeting of Stockholders). Served since 2006.	Executive Vice President of Kealine, LLC, a private developer and operator of petroleum infrastructure facilities (and its affiliate WesPac Energy LLC, an energy infrastructure developer), since February 2007. Provided management consulting services from January 2006 to February 2007. President of Texas Eastern Products Pipeline Company, LLC (“TEPPCO”) (the general partner of TEPPCO Partners, L.P.) from February 2001 to December 2005. Chief Executive Officer and director of TEPPCO from May 2002 to December 2005; and Chief Operating Officer from February 2001 to May 2002.	2

Current:

•   KMF

•   Targa Resources Partners LP (midstream MLP)

•   Magellan Midstream Partners, L.P. (midstream MLP)

•   Peregrine Midstream Partners LLC (natural gas storage MLP)

Prior:

•   Seaspan Corporation (containership chartering)

•   TEPPCO Partners, L.P. (midstream MLP)

William L. Thacker (born 1945)	Director. 3-year term (until the 2015 Annual Meeting of Stockholders). Served since 2006.	Retired from the Board of TEPPCO in May 2002 after serving as Chairman from March 1997 to May 2002; Chief Executive Officer from January 1994 to May 2002; and President, Chief Operating Officer and Director from September 1992 to January 1994.	2	Current: • KMF • Copano Energy, L.L.C. (midstream MLP) Prior: • Pacific Energy Partners, L.P. (midstream MLP) • GenOn Energy, Inc. (electricity generation and sales)

(1)	The 1940 Act requires the term “Fund Complex” to be defined to include closed-end funds advised by the Company’s investment adviser, KAFA, and included KYN, KYE, KMF and KED.

REMAINING DIRECTOR WHO IS AN INTERESTED PERSON

Name (Year Born)	Position(s) Held with the Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years
Kevin S. McCarthy(1) (born 1959)	Chairman of the Board of Directors, President and Chief Executive Officer of the Company since inception. 3-year term as a director (until the 2015 Annual Meeting of Stockholders), elected annually as an officer.	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. President and Chief Executive Officer of KYN, KYE, KED and KMF since inception (KYN inception in 2004, KYE inception in 2005, KED inception in 2006 and KMF inception in 2010). Global Head of Energy at UBS Securities LLC from November 2000 to May 2004.	4

Current:

•   KYN

•   KYE

•   KMF

•   Range Resources Corporation (oil and natural gas company)

•   Direct Fuels Partners, L.P. (transmix refining and fuels distribution)

Prior:

•   Clearwater Natural Resources, L.P. (coal mining MLP)

•   International Resource Partners LP (coal mining MLP)

•   K-Sea Transportation Partners LP (shipping MLP)

•   ProPetro Services, Inc. (oilfield services)

(1)	Mr. McCarthy is an “interested person” of the Company by virtue of his employment relationship with Kayne Anderson.

DIRECTOR COMPENSATION

Directors and officers who are “interested persons” by virtue of their employment by Kayne Anderson, including all executive officers, serve without any compensation from the Company. For the fiscal year ended November 30, 2012:

•	Each Independent Director received a $55,000 annual retainer for serving as a director.

•	The chairperson of the Audit Committee received additional compensation of $5,000 annually ($7,500 annually, effective December 31, 2012).

•

In addition, each Independent Director received fees for attending meetings of the Board and its committees on which such Independent Director served, as follows: $2,500 per regular Board meeting in person or $2,000 per regular Board meeting via telephone; $1,500 per special Board meeting held via telephone; $1,500 per Audit Committee meeting (in person or via telephone); and $500 for other committee meetings (in person or via telephone). Committee meeting fees were not paid unless the meeting exceeded 15 minutes in duration.

•	The Independent Directors were reimbursed for expenses incurred as a result of attendance at meetings of the Board and its committees.

The following table sets forth the compensation paid by the Company during the fiscal year ended November 30, 2012 to the Independent Directors. No compensation is paid to directors who are “interested persons.” The Company does not have a retirement or pension plans or any compensation plans under which the Company’s equity securities were authorized for issuance.

Director Compensation Table

Name	Total Compensation from Registrant	Total Compensation(1) from the Fund Complex
Independent Directors
William R. Cordes	$76,000	$122,500
Barry R. Pearl	69,000	113,000
Albert L. Richey	73,500	117,500
William L. Thacker	70,000	110,000

Interested Directors
Kevin S. McCarthy	None	None
Robert V. Sinnott	None	None

(1)	Compensation from KED and KMF

COMMITTEES OF THE BOARD OF DIRECTORS

The Board currently has three standing committees: the Audit Committee, the Valuation Committee and the Nominating, Corporate Governance and Compensation Committee (the “Nominating Committee”).

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Audit Committee.    Messrs. Cordes, Richey and Thacker, each an Independent Director, serve on the Audit Committee. Mr. Cordes currently serves as Chairman of the Audit Committee. The Audit Committee operates under a written charter (the “Audit Committee Charter”), which was adopted and approved by the Board and established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Audit Committee Charter conforms to the applicable listing standards of the New York Stock Exchange (the “NYSE”). The Audit Committee Charter is available on the Company’s website (www.kaynefunds.com). The Audit Committee, among others, approves and recommends to the Board the election, retention or termination of the Company’s independent auditors; approves services to be rendered by such auditors; monitors and evaluates each auditors’ performance; reviews the results of the Company’s audit; determines whether to recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report; monitors the accounting and reporting policies and procedures of the Company and the Company’s compliance with regulatory requirements; and responds to other matters as outlined in the Audit Committee Charter. Each Audit Committee member is “independent” under the applicable NYSE listing standard.

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Valuation Committee.    Messrs. Pearl, Richey, Thacker and McCarthy serve on the Valuation Committee. The Valuation Committee is responsible for the oversight of the Company’s valuation procedures and the valuation of the Company’s securities in accordance with such procedures. The Valuation Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Company’s website (www.kaynefunds.com).

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Nominating Committee.    Messrs. Cordes, Pearl, Richey and Thacker, each an Independent Director, are members of the Nominating Committee. The Nominating Committee is responsible for appointing and nominating Independent Directors to the Board. Each Nominating Committee member is “independent” under the applicable NYSE listing standards. The Nominating Committee operates under a written charter adopted and approved by the Board (the “Nominating Committee Charter”), a copy of which is available on the Company’s website (www.kaynefunds.com). The Nominating Committee has not established specific, minimum qualifications that must be met by an individual for the Nominating Committee to recommend that individual for nomination as a director. The Nominating Committee expects to seek referrals for candidates to consider for nomination from a variety of sources, including current directors, the Company’s management, investment adviser and counsel, will consider nominees properly recommended by stockholders, and may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates. As set forth in the Nominating Committee Charter, in evaluating candidates for a position on the Board, the Nominating Committee considers a variety of factors, including, as appropriate:

•	the candidate’s knowledge in matters relating to the investment company or to the energy industry;

•	any experience possessed by the candidate as a director or senior officer of public companies;

•	the candidate’s educational background;

•	the candidate’s reputation for high ethical standards and personal and professional integrity;

•	any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications;

•

the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board;

•

the candidate’s ability to qualify as an independent director for purposes of the 1940 Act, the candidate’s independence from the Company’s service providers and the existence of any other relationships that might give rise to a conflict of interest or the appearance of a conflict of interest; and

•

such other factors as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an “audit committee financial expert” under the federal securities laws).

The Nominating Committee also considers diversity, including gender, race and national origin, education, professional experience, skills and viewpoints in identifying nominees for director. The Nominating Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating Committee believe that it is important that the Board members represent diverse skills, backgrounds, experiences and perspectives.

Prior to making a final recommendation to the Board, the Nominating Committee may conduct personal interviews with the candidates it believes to be the most qualified.

If there is no vacancy on the Board, the Board will not actively seek recommendations from other parties, including stockholders. When a vacancy on the Board occurs and nominations are sought to fill such vacancy, the Nominating Committee may seek nominations from those sources it deems appropriate in its discretion, including the Company’s stockholders.

The Nominating Committee considers nominees properly recommended by stockholders. To submit a recommendation for nomination as a candidate for a position on the Board, stockholders shall mail the recommendation to the Secretary of the Company at 717 Texas Avenue, Suite 3100, Houston, TX 77002. Such recommendation shall include the following information: (a) evidence of stock ownership of the person or entity recommending the candidate; (b) a full description of the proposed candidate’s background, including his or her education, experience, current employment, and date of birth; (c) names and addresses of at least three professional references for the candidate; (d) information as to whether the candidate is an “interested person” in relation to the Company, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (e) any other information that may be helpful to the Nominating Committee in evaluating the candidate.

Any such recommendation must contain sufficient background information concerning the candidate to enable the Nominating Committee to make a proper judgment as to the candidate’s qualifications. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating Committee and will be evaluated in the same manner as other candidates for nomination. Recommendations received at any other time will be kept on file until such time as the Nominating Committee is accepting recommendations, at which point they may be considered for nomination.

Board of Director and Committee Meetings Held

The following table shows the number of meetings held for the Company during the fiscal year ended November 30, 2012:

Board of Directors	4
Audit Committee	3
Valuation Committee	4
Nominating Committee	4

During the 2012 fiscal year, each director attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which they served. The Company does not currently have a policy with respect to Board member attendance at annual meetings.

Please refer to “Corporate Governance” on page 30 for a review of the Board’s leadership structure, role in risk oversight and other matters.

INFORMATION ABOUT EACH DIRECTOR’S AND EACH NOMINEE’S QUALIFICATIONS,

EXPERIENCE, ATTRIBUTES OR SKILLS

The Board believes that each of its directors and nominees has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to their continued service as directors of the Company in light of the Company’s business and structure. Each of the directors and nominees has a demonstrated record of business and/or professional accomplishment that indicates that they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the tables above under “Information Regarding Nominees and Directors.” Each of the directors has served on KED’s Board for a number of years. In addition, all of the directors and nominees have served as members of the board of other public companies, non-profit entities or other organizations. They therefore have substantial boardroom experience and, in their service to the Company, have gained substantial insight into its operation and have demonstrated a commitment to discharging oversight duties as directors in the interests of stockholders.

In addition to the information provided in the tables above, certain additional information regarding the nominees and the remaining directors and their Director Attributes is provided below. The information provided below, and in the tables above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work with other members of the Board, to communicate effectively, to exercise judgment and to ask incisive questions, and commitment to stockholder interests. The Board annually conducts a self-assessment wherein the effectiveness of the Board and individual directors is reviewed. In conducting its annual self-assessment, the Board has determined that the directors have the appropriate attributes and experience to continue to serve effectively as directors of the Company.

Kevin S. McCarthy.    Mr. McCarthy is Chairman, President and Chief Executive Officer of the Company. In this position, Mr. McCarthy has extensive knowledge of the Company, its operations, personnel and financial resources. Prior to joining Kayne Anderson in 2004, Mr. McCarthy was most recently global head of energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibilities for securities underwriting and mergers and acquisitions in the MLP industry. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. In addition to his directorships at KYN, KYE, KMF and KED, he is also on the board of directors of Range Resources Corporation and Direct Fuels Partners, L.P. Mr. McCarthy earned a B.A. in Economics and Geology from Amherst College in 1981 and an M.B.A. in Finance from the Wharton School at the University of Pennsylvania in 1984. Mr. McCarthy’s position of influence and responsibility at the Company and at KAFA, combined with his experience advising energy companies as an investment banker, make him a valued member of the Board.

James C. Baker.    Mr. Baker serves as Executive Vice President of the Company. In this position, Mr. Baker has extensive knowledge of the Company, its operations, personnel and financial resources. Mr. Baker also serves as the Executive Vice President of KYN, KYE and KMF and is a senior managing director for Kayne Anderson. Prior to joining Kayne Anderson in 2004, Mr. Baker was a director in the energy investment banking group at UBS Securities LLC where he focused on securities underwriting and mergers and acquisitions in the MLP industry. Prior to joining UBS in 2000, Mr. Baker was an associate in the energy investment banking group at PaineWebber Incorporated. Mr. Baker earned a B.B.A. in Finance from the University of Texas at Austin in 1995 and an M.B.A. in Finance from Southern Methodist University in 1997. Mr. Baker’s position of influence and responsibility at the Company and at Kayne Anderson, as well as his experience advising energy companies as an investment banker, would make him a valued member of the Board.

William R. Cordes.    Mr. Cordes has worked in the natural gas industry for more than 35 years, including positions as Chief Executive Officer of Northern Border Partners, L.P. (now ONEOK Partners, L.P.) and President of Northern Natural Gas Company and Transwestern Pipeline Company. Mr. Cordes began his career with Northern Natural Gas Company in 1970, and held a number of accounting, regulatory affairs and executive positions in the natural gas retail and interstate pipeline divisions of the company. Mr. Cordes currently serves on the Board of Directors of KMF, where he serves as Chairman of the Audit Committee, and of Boardwalk Pipeline Partners, LP, where he serves as a member of the Audit and Conflicts Committee. He has served on the board of Northern Border Partners, L.P. and the Interstate Natural Gas Association of America and as past Chairman of the Midwest Energy Association. Mr. Cordes graduated from the University of Nebraska with a degree in Business Administration. Mr. Cordes’ extensive executive experience in the MLP sector and the energy industry, as well as his board experience as a director of several energy-related companies, allows him to provide the Board with insight into the energy industry in general and natural gas pipelines in particular.

Barry R. Pearl.    Mr. Pearl is Executive Vice President of Kealine LLC, a private developer and operator of petroleum infrastructure facilities (and its affiliate WesPac Energy LLC, an energy infrastructure developer), serving since February 2007. In addition to his KED directorship, Mr. Pearl is also a member of the Board of Directors of KMF. Mr. Pearl is also a member of the Board of Directors of Targa Resources Partners LP, where he serves as Chairman of the Audit and Conflicts Committee, and of Magellan Midstream Partners, L.P., where he serves as a member of the Audit Committee. From 2006 to 2010 Mr. Pearl was a member of the Board of Directors of Seaspan Corporation. Mr. Pearl was elected President of Texas Eastern Products Pipeline Company, LLC in February 2001 and Chief Executive Officer and director of TEPPCO Partners, L.P. (“TEPPCO”) in May 2002, where he served until December 31, 2005. Mr. Pearl was previously Chief Operating Officer of TEPPCO from February 2001 until May 2002. Prior to joining TEPPCO, Mr. Pearl was Vice President — Finance and Administration, Treasurer, Secretary and Chief Financial Officer of Maverick Tube Corporation from June 1998. Mr. Pearl was Senior Vice President and Chief Financial Officer of Santa Fe Pacific Pipeline Partners, L.P. from 1995 until 1998, and Senior Vice President, Business Development from 1992 to 1995. Mr. Pearl is past Chairman of the Executive Committee of the Association of Oil Pipelines. Mr. Pearl graduated from Indiana University in 1970 with a Bachelor of Arts degree in Mathematics. He received a Master of Arts degree in Operations Research from Yale University in 1972 and a Master in Business Administration degree from Denver University in 1975. In addition to his extensive executive experience in the MLP sector and the energy industry, as well as his board experience as a director of several energy-related companies, Mr. Pearl brings to the Board many years of experience as the chairman of the audit committees of several public companies.

Albert L. Richey.    Mr. Richey is Vice President, Finance and Treasurer of Anadarko Petroleum Corporation. From January 2009 to December 2012, he served as Vice President, Special Projects. From December 2005 through December 2008 he served as Vice President, Corporate Development. Mr. Richey joined Anadarko in 1987 as Manager of Treasury Operations. He was named Treasurer later that year and was named Vice President in 1995. Mr. Richey’s background in the oil and gas industry includes The Offshore Company (a predecessor company to Transocean Ltd.), United Energy Resources and Sandefer Oil & Gas. Mr. Richey received a Bachelor of Science degree in Commerce in 1971 from the University of Virginia. In 1974, he earned a Master of Business Administration degree from the Darden Graduate School of Business at the University of Virginia. He serves as a member of the Board of Directors for KMF, the Boys & Girls Clubs of Houston and Boy Scouts of America. In addition to his background in the energy industry, Mr. Richey’s professional experience related to financial matters and his role as an executive in one of the largest independent domestic exploration and production companies equip him to offer further insights to the Board.

William L. Thacker.    Mr. Thacker is the Chairman of the Board of Directors of Copano Energy, L.L.C., and is a member of the Compensation and Nominating and Governance Committees. In addition to his KED directorship, Mr. Thacker is a member of the Board of Directors of KMF. From April 2004 until November 2006 he was also a member of the Board of Directors of Pacific Energy Management, LLC, the general partner of Pacific Energy GP, LP, which was in turn the general partner of Pacific Energy Partners, L.P. He served as Chairman of the Nominating and Governance Committee of Pacific Energy Management, LLC. Mr. Thacker joined Texas Eastern Products Pipeline Company, LLC (the general partner of TEPPCO) in September 1992 as President, Chief Operating Officer and Director. He was elected Chief Executive Officer in January 1994. In March 1997, he was named to the additional position of Chairman of the Board, which he held until his retirement in May 2002. Prior to joining Texas Eastern Products Pipeline Company, LLC, Mr. Thacker was President of Unocal Pipeline Company from 1986 until 1992. Mr. Thacker is past Chairman of the Executive Committee of the Association of Oil Pipelines and has served as a member of the Board of Directors of the American Petroleum Institute. Mr. Thacker holds a Bachelor of Mechanical Engineering degree from the Georgia Institute of Technology and a Master of Business Administration degree from Lamar University. Mr. Thacker has extensive experience in the MLP sector and the energy industry. In addition, Mr. Thacker brings to the Board many years of experience as a board member of several publicly-traded energy companies.

Required Vote

The election of Messrs. Baker and Richey as Class I Directors under this proposal requires the affirmative vote of the holders of a majority of the Company’s Common Stock outstanding as of the Record Date. For purposes of this proposal, each share of Common Stock is entitled to one vote.

Abstentions, if any, will have the same effect as votes against the elections of Messrs. Baker and Richey although they will be considered present for purposes of determining the presence of a quorum at the Annual Meeting.

In uncontested elections of directors, brokers are permitted by applicable regulations to vote shares as to which instructions have not been received from the beneficial owners or the persons entitled to vote. For this reason, it is anticipated that there will be few, if any, broker “non-votes” in connection with this proposal. However, broker non-votes, if any, will have the same effect as a vote against the nominee, although they would be considered present for purposes of determining a quorum.

BOARD RECOMMENDATION

THE BOARD, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTIONS OF THE NOMINEES TO THE BOARD.

PROPOSAL TWO

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM

The Audit Committee and the Board, including all of the Independent Directors, have selected PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the year ending November 30, 2013 and are submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification.

PricewaterhouseCoopers LLP has audited the financial statements of the Company since inception and has informed the Company that it has no direct or indirect material financial interest in the Company or in Kayne Anderson.

A representative of PricewaterhouseCoopers LLP will be available at the Annual Meeting to make a statement, if such representative so desires, and to respond to stockholders’ questions.

The Audit Committee normally meets two times each year with representatives of PricewaterhouseCoopers LLP to discuss the scope of their engagement, review the financial statements of the Company and the results of their examination.

INDEPENDENT ACCOUNTING FEES AND POLICIES

Audit and Related Fees

The following table sets forth the approximate amounts of the aggregate fees billed to the Company for the fiscal years ended November 30, 2012 and 2011, respectively, by PricewaterhouseCoopers LLP:

	2012	2011
Audit Fees(1)	$250,000	$243,400
Audit-Related Fees(2)	—	—
Tax Fees(3)	181,400	159,000
All Other Fees	—	—
Aggregate Non-Audit Fees(4)	—	—

(1)	For professional services rendered with respect to the audit of the Company’s annual financial statements and the quarterly review of the Company’s financial statements.

(2)	For professional services rendered with respect to assurance and related services reasonably related to the performance of the audits of the Company’s annual financial statements not included in “Audit Fees” above.

(3)	For professional services for tax compliance, tax advice and tax planning.

(4)	Neither the Company, nor KAFA or any entity controlling, controlled by, or under common control with KAFA that provides ongoing services to the Company, was billed by PricewaterhouseCoopers LLP for any non-audit services during the fiscal years ended November 30, 2012 and 2011.

Audit Committee Pre-Approval Policies and Procedures

Before the auditor is engaged by the Company to render audit, audit-related or permissible non-audit services to the Company, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Before any non-audit services may be provided by the auditor to Kayne Anderson or any entity in the investment company complex (i.e., the Company, Kayne Anderson and any entity controlled by, controlling or under common control with Kayne Anderson if such entity is an investment adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to the Company or Kayne Anderson), if the nature of the services to be provided relate directly to the Company’s operations or financial reporting, such non-audit services must be pre-approved by the Audit Committee. Any pre-approval policies and procedures established by the Audit Committee must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to Kayne Anderson. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision shall be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable SEC rules and regulations.

For engagements with PricewaterhouseCoopers LLP, the Audit Committee approved in advance all audit services and non-audit services, if any, that PricewaterhouseCoopers LLP provided to the Company and to Kayne Anderson (with respect to the Company’s operations and financial reporting). None of the services rendered by PricewaterhouseCoopers LLP to the Company or Kayne Anderson were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. The Audit Committee has considered and concluded that the provision of non-audit services rendered by PricewaterhouseCoopers LLP to Kayne Anderson and any entity controlling, controlled by, or under common control with Kayne Anderson that were not required to be pre-approved by the Audit Committee is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors (the “Board”) is responsible for assisting the Board in monitoring (1) the accounting and reporting policies and procedures of the Company, (2) the quality and integrity of the Company’s financial statements, (3) the Company’s compliance with regulatory requirements, and (4) the independence and performance of the Company’s independent auditors and any internal auditors. Among other responsibilities, the Audit Committee reviews, in its oversight capacity, the Company’s annual financial statements with both management and the independent auditors, and the Audit Committee meets periodically with the independent auditors and any internal auditors to consider their evaluation of the Company’s financial and internal controls. The Audit Committee also selects, retains and evaluates and may replace the Company’s independent auditors and determines their compensation, subject to ratification of the Board, if required. The Audit Committee is currently composed of three Directors. The Audit Committee operates under a written charter (the “Audit Committee Charter”) adopted and approved by the Board, a copy of which is available on the Company’s website (www.kaynefunds.com). Each Audit Committee member is “independent” as defined by New York Stock Exchange listing standards.

The Audit Committee, in discharging its duties, has met with and held discussions with management and the Company’s independent auditors and any internal auditors. The Audit Committee has reviewed and discussed the Company’s audited financial statements with management. Management has represented to the independent auditors that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the U.S. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received the written disclosures and the letter from the Company’s independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditors’

independence. As provided in the Audit Committee Charter, it is not the Audit Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that the Company’s financial statements are complete and accurate and presented in accordance with accounting principles generally accepted in the U.S.

Based on the Audit Committee’s review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee has recommended that the Board include the audited financial statements in the Company’s Annual Report on Form N-CSR for the fiscal year ended November 30, 2012 filed with the Securities and Exchange Commission.

Submitted by the Audit Committee:

William R. Cordes

Albert L. Richey

William L. Thacker

Required Vote

The approval of this proposal requires the affirmative vote of a majority of the votes cast by the holders of the Company’s Common Stock. For purposes of this proposal, each share of Common Stock is entitled to one vote.

For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

BOARD RECOMMENDATION

THE BOARD, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL THREE

APPROVAL TO SELL SHARES OF COMMON STOCK AT A

PRICE BELOW NET ASSET VALUE PER SHARE

Summary

The 1940 Act prohibits the Company from selling shares of its common stock at a net price, after deducting underwriting fees, commissions and offering expenses, below the current net asset value (“NAV”) per share of such stock, except with the consent of a majority of the Company’s common stockholders or under certain other circumstances. The Company may be presented with potential investments that KAFA believes are sufficiently attractive to justify selling shares of the Company’s common stock at a price below its then-current NAV per share, which could be made only if the Company raises additional capital in that manner. The Board is seeking the required stockholder approval so the Company may sell shares of its common stock at a price below its then-current NAV per share, subject to certain conditions discussed below. If approved, the authorization would be effective for a period expiring on the date of the Company’s 2014 Annual Meeting of Stockholders, which is expected to be held in June 2014.

Rationale

The Company expects that it will be periodically presented with opportunities to acquire securities at attractive prices that may lead to an increase in the Company’s long-term NAV, including securities of privately-held companies and publicly traded securities purchased at a discount to current market value in negotiated transactions. The Company believes that having the ability to issue its common stock at a price below NAV could benefit its stockholders by providing it with the flexibility to enter into such negotiated transactions, which have the potential to increase the Company’s long-term NAV per share.

These negotiated transactions often require the Company to commit capital in a relatively short period of time, and such commitments cannot be contingent upon future financings. Because the Company generally attempts to remain fully invested and does not intend to maintain cash for the purpose of making these investments, the Company may be unable to capitalize on investment opportunities presented to it unless it is confident that it can raise equity capital without seeking stockholder approval on a case-by-case basis.

NAV and Share Price History of the Company’s Common Stock

The Company’s common stock has traded both at a premium and at a discount in relation to its NAV per share. The following table sets forth a comparison of the Company’s NAV per share and the comparable closing price of its Common stock per share, as reported on the NYSE, as of the last day of each fiscal quarter for the past three years.

Date	NAV	Closing Price	Premium/ (Discount)
February 28, 2013	$24.88	$27.18	9%
November 30, 2012	23.74	26.01	10
August 31, 2012	23.90	25.96	9
May 31, 2012	22.68	23.28	3
February 29, 2012	24.54	23.56	(4)
November 30, 2011	23.01	20.21	(12)
August 31, 2011	22.01	20.52	(7)
May 31, 2011	22.85	19.34	(15)
February 28, 2011	21.88	18.44	(16)
November 30, 2010	20.56	18.21	(11)

Date	NAV	Closing Price	Premium/ (Discount)
August 31, 2010	$19.14	$14.59	(24)%
May 31, 2010	16.89	14.46	(14)

Conditions for Selling the Company’s Common Stock at a Price Below NAV

If this proposal is approved, the Company does not anticipate selling its common stock at a price below its NAV unless it has identified attractive near-term investment opportunities that KAFA reasonably believes will lead to a long-term increase in NAV. In determining whether or not to sell additional shares of the Company’s common stock at a price below the NAV per share, the Board of Directors will have duties to act in the best interest of the Company and its stockholders. To the extent the Company issues shares of its common stock at a price below NAV in a publicly registered transaction, the Company’s market capitalization and the amount of its publicly tradable common stock will increase, thus affording all common stockholders greater liquidity.

The Company will only sell shares of its common stock at a price below NAV per share if both of the following conditions are met:

1.	A majority of the Company’s Independent Directors makes a determination, based on information and a recommendation from KAFA, that they reasonably expect that the investment(s) to be made with the net proceeds of such issuance will lead to a long-term increase in NAV.

2.	Immediately following the offering of common stock, after deducting offering expenses and underwriting fees and commissions, the NAV per share of the Company’s common stock, as determined at any time within two business days before pricing of such common stock offering, would not have been diluted by greater than a total of 5% of such value per share of all outstanding common stock. The Company will not be subject to a maximum number of shares that can be sold or a defined minimum sales price per share in any offering so long as the aggregate number of shares offered and the price at which such shares are sold in one or a series of related transactions together would not result in dilution of the NAV per share of the Company’s common stock in excess of the 5% limitation.

Factors to Consider

Before voting on this proposal or giving proxies with regard to this matter, common stockholders of the Company should consider the potentially dilutive effect of the issuance of shares of the Company’s common stock at a price less than NAV per share on the NAV per share of common stock then-outstanding. Any sale of common stock at a price below NAV would result in an immediate dilution to existing common stockholders. Common stockholders of the Company should also consider that holders of the Company’s common stock have no subscription, preferential or pre-emptive rights to additional shares of the common stock proposed to be authorized for issuance, and thus any future issuance of common stock will dilute such stockholders’ holdings of common stock as a percentage of shares outstanding.

The two examples below assume that the Company has an NAV of $24.88 per share with 10.4 million shares outstanding and that the underwriting fees, commissions and expenses are 4% of the gross offering price per share.

Example 1.    A gross offering price of $22.39 per share (10% below NAV) would result in a net offering price of $21.50 per share after deducting the underwriting fees, commissions and expenses. The maximum number of shares that the Company could issue in this example is 6.0 million shares before reaching the cap of 5% dilution to NAV per share, or $1.24 per share.

Example 2.    A gross offering price of $19.90 per share (20% below NAV) would result in a net offering price of $19.11 per share after deducting the underwriting fees, commissions and expenses. The maximum number of shares that the Company could issue in this example is approximately 2.8 million shares before reaching the cap of 5% dilution to NAV per share, or $1.24 per share.

As discussed above, the Company will only sell shares of its common stock at a net price below NAV per share so long as the relevant offering would not result in dilution of the NAV per share in excess of 5%. However, it is possible that the Company could effect multiple offerings of its common stock, each of which would meet the 5% limitation, but which would cumulatively result in a dilutive effect of greater than 5% of the NAV per share. The Company intends to consider any series of related transactions as one transaction for the purposes of the 5% limit on NAV dilution.

Example of Dilutive Effect of Issuance of Shares Below NAV

The following table illustrates the reduction to NAV and the dilution experienced by Stockholder A following the sale of 1,000,000 shares of common stock at a gross offering price of $22.39 per share (10% below NAV) and that underwriting fees, commissions and expenses are equal to 4% of the gross offering price per share.

	Prior to Sale Below NAV	Following Sale Below NAV	Percentage Change
Reduction to NAV
Total Shares Outstanding	10,400,000	11,400,000	9.62%
NAV per Share	$24.88	$24.58	(1.21)%

Dilution to Stockholder A
Shares Held by Stockholder A(1)	100,000	100,000	0.00%
Percentage Held by Stockholder A	0.96%	0.88%	(8.33)%
NAV Attributable to Interests of Stockholder A	$2,488,000	$2,458,000	(1.21)%

(1)	Assumes that Stockholder A does not purchase additional shares in the equity offering of shares below NAV.

The issuance of the additional shares of common stock will also have an effect on the gross amount of management fees paid by the Company to KAFA. The Company’s investment advisory agreement with KAFA provides for a management fee payable to KAFA as compensation for managing the investment portfolios of the Company computed as a percentage of assets under management. The increase in the Company’s asset base that would result from any issuance of shares of common stock proposed to be authorized by common stockholders in this proposal would increase assets of the Company under management, and would cause a corresponding increase in the gross amount of management fees paid to KAFA, but would not increase or decrease the management fee as a percentage of assets under management. However, by increasing the size of the Company’s asset base and number of shares outstanding, the Company may be able to reduce its fixed expenses both as a percentage of total assets and on a per share basis.

Required Vote

The approval of this proposal requires:

(1)	the affirmative vote of a majority of all holders of the Company’s Common Stock on the records of the Company’s transfer agent (“Registered Common Stockholders”) as of the Record Date (the “Registered Common Stockholder Vote”), and

(2)	the affirmative vote of a majority of the votes cast by the holders of the Company’s Common Stock outstanding as of the Record Date (the “Majority Stockholder Vote”).

For purposes of the Registered Common Stockholder Vote, abstentions will have the effect of votes “AGAINST” this proposal; and broker non-votes are not relevant for this vote because no brokers are “stockholders of record” with the transfer agent.

Brokers hold shares through a nominee “stockholder of record” that does not vote, effectively resulting in a vote “AGAINST” for purposes of the Registered Common Stockholder Vote. For purposes of the Majority Stockholder Vote, abstentions will have the effect of votes “AGAINST” this proposal, and broker non-votes will have no effect on the outcome.

The vast majority of shareholders hold their shares beneficially through brokers and are not Registered Common Stockholders. In fact, as of March 31, 2013, the Company had only 13 Registered Common Stockholders, including the nominee used by brokers.

Stockholders should note that various affiliates of KAFA, such as its officers and employees, are Registered Common Stockholders of the Company and intend to participate in the Registered Common Stockholder Vote. Because there are so few Registered Common Stockholders, these affiliates represent a substantial percentage of the total number of the Company’s Registered Common Stockholders. For that reason, votes cast by these affiliates will likely determine whether this proposal is approved pursuant to the Registered Common Stockholder Vote. In order to mitigate the conflict of interest these affiliates may have in voting for this proposal pursuant to the Registered Common Stockholder Vote, each such affiliate intends to vote in favor of this proposal pursuant to the Registered Common Stockholder Vote only if this proposal is approved pursuant to the Majority Stockholder Vote. Using this method, the approval of the proposal is likely to be determined by the Majority Stockholder Vote.

BOARD RECOMMENDATION

THE BOARD, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS OF THE COMPANY VOTE “FOR” THE PROPOSAL TO ALLOW THE COMPANY TO SELL SHARES OF ITS COMMON STOCK AT A PRICE BELOW NAV PER SHARE.

INFORMATION ABOUT EXECUTIVE OFFICERS

The following table sets forth each executive officer’s name and year of birth; position(s) with the Company, term of office, and length of time served; principal occupations during the past five years; and directorships. The address for the Company’s offices is 717 Texas Avenue, Suite 3100, Houston, TX 77002. All executive officers currently serve in identical offices with KYN, KYE, KMF and KED.

Officers

Name (Year Born)	Position(s) Held with the Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer During Past Five Years
Kevin S. McCarthy (born 1959)	Chairman of the Board of Directors, President and Chief Executive Officer. 3-year term as a director (until the 2015 Annual Meeting of Stockholders), elected annually as an officer. Served since inception.	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. President and Chief Executive Officer of KYN, KYE, KED and KMF since inception (KYN inception in 2004, KYE inception in 2005, KED inception in 2006 and KMF inception in 2010). Global Head of Energy at UBS Securities LLC from November 2000 to May 2004.	4

Current:

•   KYN

•   KYE

•   KMF

•   Range Resources Corporation (oil and natural gas company)

•   Direct Fuels Partners, L.P. (transmix refining and fuels distribution)

Prior:

•   Clearwater Natural Resources, L.P. (Coal mining MLP)

•   International Resource Partners LP (coal mining MLP)

•   K-Sea Transportation Partners LP (shipping MLP)

•   ProPetro Services, Inc. (oilfield services)

Terry A. Hart (born 1969)	Chief Financial Officer and Treasurer. Elected annually. Served since inception.	Chief Financial Officer and Treasurer of KYN and KYE since December 2005, of KED since June 2006, and of KMF since August 2010. Director of Structured Finance, Assistant Treasurer, Senior Vice President and Controller of Dynegy, Inc. from 2000 to 2005.	4	Current: • The Source for Women (not-for-profit organization)
David J. Shladovsky (born 1960)	Secretary and Chief Compliance Officer. Elected annually. Served since inception.	Managing Director and General Counsel of KACALP since 1997 and of KAFA since 2006. Secretary and Chief Compliance Officer of KYN since 2004, of KYE since 2005, of KED since 2006 and of KMF since August 2010.	4	None

Name (Year Born)	Position(s) Held with the Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer During Past Five Years
J.C. Frey (born 1968)	Executive Vice President, Assistant Treasurer and Assistant Secretary. Elected annually. Served as Assistant Treasurer and Assistant Secretary since inception; served as Executive Vice President since June 2008.	Senior Managing Director of KACALP since 2004 and of KAFA since 2006, and Managing Director of KACALP from 2000 to 2004. Portfolio Manager of KACALP since 2000, Co-Portfolio Manager, Vice President, Assistant Secretary and Assistant Treasurer of KYN since 2004, of KYE since 2005 and of KED since 2006. Executive Vice President of KYN, KYE and KED since June 2008 and of KMF since August 2010.	4	None
James C. Baker (born 1972)	Executive Vice President. Elected annually. Served as Vice President from June 2005 to June 2008; served as Executive Vice President since June 2008.	Senior Managing Director of KACALP and KAFA since February 2008, and Managing Director of KACALP and KAFA from December 2004 and 2006, respectively, to February 2008. Vice President of KYN and KYE from 2005 to 2008 and of KED from 2006 to 2008, and Executive Vice President of KYN, KYE and KED since June 2008 and of KMF since August 2010.	4	Current: None Prior: • K-Sea Transportation Partners LP (shipping MLP) • Petris Technology, Inc. (data management for energy companies) • ProPetro Services, Inc. (oilfield services)
Ron M. Logan, Jr. (born 1960)	Senior Vice President. Elected annually. Served since September 2006.	Managing Director of KACALP and KAFA since September 2006. Senior Vice President of KED since September 2006. Senior Vice President of KMF since June 2012. Senior Vice President of KYN and KYE since September 2012. Independent consultant to several leading energy firms. Senior Vice President of Ferrellgas Inc. from 2003 to 2005. Vice President of Dynegy Midstream Services from 1997 to 2002.	4	Current: • VantaCore Partners, LP (aggregates MLP)
Jody C. Meraz (born 1978)	Vice President. Elected annually. Served since June 2011.	Senior Vice President of KACALP and KAFA since 2011. Vice President of KACALP from 2007 to 2011. Associate of KACALP and KAFA since 2005 and 2006. Vice President of KYN, KYE, KED and KMF since 2011.	4	None

COMPENSATION DISCUSSION AND ANALYSIS

Pursuant to an investment management agreement between the Company and KAFA (the Company’s external manager), KAFA is responsible for supervising the investments and reinvestments of the Company’s assets. KAFA, at its own expense, maintains staff and employs personnel as it determines is necessary to perform its obligations under the investment management agreement. The Company pays various management fees to KAFA for the advisory and other services performed by KAFA under the investment management agreement.

The executive officers who manage the Company’s regular business are employees of KAFA or its affiliates. Accordingly, the Company does not pay salaries, bonuses or other compensation to its executive officers. The Company does not have employment agreements with its executive officers. The Company does not provide pension or retirement benefits, perquisites, or other personal benefits to its executive officers. The Company does not maintain compensation plans under which its equity securities are authorized for issuance. The Company does not have arrangements to make payments to its executive officers upon their termination or in the event of a change in control of the Company.

The investment management agreement for the Company does not require KAFA to dedicate specific personnel to fulfilling its obligation to the Company under the investment management agreement, or require KAFA personnel to dedicate a specific amount of time to the management of the Company. In their capacities as executive officers or employees of KAFA or its affiliates, they devote such portion of their time to the Company’s affairs as required for the performance of KAFA’s duties under the investment management agreement.

The Company’s executive officers are compensated by KAFA. The Company understands that KAFA takes into account the Company’s performance as a factor in determining the compensation of certain of its senior managers, and such compensation may be increased depending on the Company’s performance. In addition to compensation for services performed for the Company, certain of the executive officers receive compensation for services performed for KAFA’s various investment funds. However, KAFA cannot segregate and identify that portion of the compensation awarded to, earned by or paid to the Company’s executive officers that relates exclusively to their services to the Company.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following tables set forth the number of shares of the Company’s Common Stock (as of March 31, 2013) beneficially owned by the Company’s directors, nominees and executive officers as a group, and certain other beneficial owners, according to information furnished to the Company by such persons. Based on statements publicly filed with the SEC and other information obtained from such persons, as of March 31, 2013, the Company is aware of two persons who beneficially own more than 5% of its outstanding Common Stock. Beneficial ownership is determined in accordance with Rule 13d-3 under the 1934 Act and, unless indicated otherwise, includes voting or investment power with respect to the securities.

Common Stock

Name of Beneficial Owner of Common Stock	Number of Shares	Percent of Class(1)
Independent Directors
William R. Cordes	2,000	*
Barry R. Pearl	6,377	*
Albert L. Richey	12,561	*
William L. Thacker	2,598	*
Interested Directors and Nominee
Kevin S. McCarthy(2)	32,347	*
Robert V. Sinnott(2)(3)	29,000	*
James C. Baker(2)(3)	12,387	*
Executive Officers
Terry A. Hart	3,932	*
David. J. Shladovsky	1,914	*
J.C. Frey	13,413	*
Ron M. Logan, Jr.	623	*
Jody C. Meraz	2,016	*

All Directors and Executive Officers as a Group (12 persons)	119,168	*

First Trust Advisors L.P.	1,418,577	13.6%
120 East Liberty Drive, Suite 400 Wheaton, IL 60187-5465
Burgundy Asset Management Ltd.	926,044	8.9%
Bay Wellington Tower, Brookfield PI 181 Bay Street, Suite 4510 Toronto M5J 2T3 Canada

*	Less than 1% of class.

(1)	Based on 10,418,845 shares of common stock outstanding as of March 31, 2013.

(2)	Does not include 60 shares of the Company’s common stock held by KAFA, a subsidiary of KACALP, a limited partnership in which Messrs. Baker, McCarthy and Sinnott are each a Senior Managing Director and each have ownership interests, because none of them individually or acting together may exercise voting or investment power with respect to such shares. The Company believes that Messrs. Baker, McCarthy and Sinnott should not be deemed to have indirect beneficial ownership of such shares because of these arrangements.

(3)	Mr. Sinnott is not standing for re-election. The Company’s Board of Directors nominated Mr. Baker to stand for election as a Class I director at the 2013 Annual Meeting of Stockholders.

The following table sets forth the dollar range of the Company’s equity securities and the aggregate dollar range of equity securities in all of the closed-end funds overseen or would be overseen by each director and nominee in the same Fund Complex beneficially owned by the directors and nominees of the Company as of March 31, 2013 (beneficial ownership being determined in accordance with Rule 16a-1(a)(2) of the 1934 Act):

Director	Dollar Range(1) of Our Equity Securities	Aggregate Dollar Range(1) of Equity Securities in Closed-End Funds Overseen by Director in Fund Complex(2)
Independent Directors
William R. Cordes	$50,001-$100,000	$50,001-$100,000
Barry R. Pearl	Over $100,000	Over $100,000
Albert L. Richey	Over $100,000	Over $100,000
William L. Thacker	$50,001-$100,000	Over $100,000
Interested Directors and Nominee
Kevin S. McCarthy	Over $100,000	Over $100,000
Robert V. Sinnott	Over $100,000	Over $100,000
James C. Baker	Over $100,000	Over $100,000

(1)	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; over $100,000.

(2)	Mr. McCarthy is the only one of our directors who also serves on the Boards of Directors of KYN and KYE, both registered investment companies advised by KAFA.

As of March 31, 2013, the Independent Directors and their respective immediate family members did not own beneficially or of record any class of securities of Kayne Anderson or any person directly or indirectly controlling, controlled by, or under common control with Kayne Anderson. As of March 31, 2013, the Independent Directors did not own beneficially or of record any class of securities of the underwriters of the offerings of the Company’s Common Stock or any class of securities of any person directly or indirectly controlling, controlled by, or under common control with such underwriters.

As of March 31, 2013, certain officers and certain employees of Kayne Anderson, including all the executive officers of Company, own, in the aggregate, approximately $4  million of the Company’s Common Stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Company’s directors and executive officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Company’s equity securities to file Section 16(a) forms with the SEC and NYSE reporting their affiliation with the Company, their ownership and changes in their ownership of the Company’s shares. Those persons and entities are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of those Section 16(a) forms furnished to it, the Company believes that its directors and executive officers, KAFA, and affiliated persons of KAFA have complied with all applicable Section 16(a) filing requirements during the fiscal year ended November 30, 2012. To the knowledge of the Company’s management, one person owned beneficially more than 10% of the Company’s Common Stock during the fiscal year ended November 30, 2012.

CORPORATE GOVERNANCE

Board Leadership Structure

The Company’s business and affairs are managed under the direction of its Board, including the duties performed for the Company pursuant to its investment management agreement. Among other things, the Board sets broad policies for the Company, approves the appointment of the Company’s investment adviser, administrator and officers, and approves the engagement, and reviews the performance of the Company’s independent registered public accounting firm. The role of the Board and of any individual director is one of oversight and not of management of the day-to-day affairs of the Company.

The Board currently consists of six directors, four of whom are Independent Directors. As part of each regular Board meeting the Independent Directors meet separately from Kayne Anderson and, as part of at least one Board meeting each year, with the Company’s Chief Compliance Officer. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Company.

Under the Company’s Amended and Restated Bylaws, the Board may designate a Chairman to preside over meetings of the Board and meetings of stockholders, and to perform such other duties as may be assigned to him or her by the Board. The Company does not have an established policy as to whether the Chairman of the Board shall be an Independent Director and believes that having the flexibility to designate its Chairman and reorganize its leadership structure from time to time is in the best interests of the Company and its stockholders.

Presently, Mr. McCarthy serves as Chairman of the Board. Mr. McCarthy is an “interested person” of the Company, as defined in the 1940 Act, by virtue of his employment relationship with Kayne Anderson. The Company believes that Mr. McCarthy’s history with the Company, familiarity with the Kayne Anderson investment platform and extensive experience in the field of energy-related investments qualifies him to serve as the Chairman of the Board. The Board has determined that the composition of the Audit and Nominating Committees being Independent Directors only is an appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an interested person of the Company. The Board believes that its Board leadership structure — having the Chief Executive Officer serve as Chairman of the Board and Audit and Nominating Committees comprised solely of Independent Directors — is the optimal structure for the Company at this time. Because the Chief Executive Officer has the most extensive knowledge of the various aspects of the Company’s business and is directly involved in managing both the day-to-day operations and long-term strategy of the Company, the Board has determined that Mr. McCarthy is the most qualified individual to lead the Board and serve in the key position as Chairman. The Board has also concluded that this structure allows for efficient and effective communication with the Board.

Currently, the Board does not have a designated lead Independent Director. Instead, all of the Independent Directors play an active role serving on the Board. The Independent Directors constitute a majority of the Board and are closely involved in all material deliberations related to the Company. The Board believes that, with these practices, each Independent Director has an equal stake in the Board’s actions and oversight role and equal accountability to the Company and its stockholders.

Board Role in Risk Oversight

The Board oversees the services provided by Kayne Anderson, including certain risk management functions. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways, and the Board implements its risk oversight function both as a whole and through Board committees. In the course of providing oversight, the Board and its committees receive reports on the Company’s activities, including those related to the Company’s investment portfolio and its financial accounting and reporting. The Board also meets at least quarterly with the Company’s Chief Compliance Officer, who reports on the compliance of the Company with the federal securities laws and the Company’s internal compliance policies and procedures. The meetings of the Audit Committee with the Company’s independent registered public accounting firm also contribute to Board oversight of certain internal control risks. In addition, the Board meets periodically with representatives of the Company and Kayne Anderson to receive reports regarding the management of the Company, including those related to certain investment and operational risks, and the Independent Directors of the Company are encouraged to communicate directly with senior management.

The Company believes that Board roles in risk oversight must be evaluated on a case-by-case basis and that the Board’s existing role in risk oversight is appropriate. Management believes that the Company has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect the Company can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Company or Kayne Anderson, its affiliates or other service providers.

Diversity in Nominees for Director

The Nominating Committee evaluates candidates’ qualifications for Board membership. The Nominating Committee takes into account the diversity of a particular candidate and the overall diversity of the Board when considering and evaluating candidates for Director. While the Nominating Committee has not adopted a particular definition of diversity or a particular policy with regard to the consideration of diversity in identifying candidates, when considering a candidate’s and the Board’s diversity, the Nominating Committee generally considers the manner in which each candidate’s leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior director or executive experience, industry knowledge, business judgment and specific experiences or expertise would compliment or benefit the Board and, as a whole, contribute to the ability of the Board to oversee the Company. The Nominating Committee may also consider other factors or attributes as it may determine appropriate in its judgment. The Nominating Committee believes that the significance of each candidate’s background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole. As a result, the Nominating Committee has not established any litmus test or quota relating to diversity that must be satisfied before an individual may serve as a director. The Board believes that Board effectiveness is best evaluated at a group level, through its annual self-assessment process. Through this process, the Board considers whether the Board as a whole has an appropriate level of sophistication, skill and business acumen and the appropriate range of experience and background.

Communications Between Stockholders and the Board of Directors

Stockholders may send communications to the Board. Communications should be addressed to the Secretary of the Company at 717 Texas Avenue, Suite 3100, Houston, TX 77002. The Secretary of the Company will forward any communications received directly to the Board.

Code of Ethics

The Company has adopted a code of ethics, as required by federal securities laws, which applies to, among others, its directors and officers. A text-only version of the Company’s code of ethics is available on the EDGAR Database on the SEC’s internet web site at www.sec.gov. In addition, copies of the code of ethics may be obtained from the Company free of charge at (877) 657-3863.

OTHER MATTERS

The Board knows of no other matters that are intended to be brought before the meeting. If other matters are properly presented at the Annual Meeting, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.

MORE INFORMATION ABOUT THE MEETING

Outstanding Stock

At the Record Date, the Company had 10,430,545 shares of common stock issued and outstanding.

To the knowledge of the Company’s management:

•	As of March 31, 2013, two entities held beneficially more than 5% of the Company’s outstanding Common Stock.

•	As of March 31, 2013, no directors or nominees owned 1% or more of the Company’s outstanding Common Stock.

•	As of March 31, 2013, officers, directors and nominees of the Company owned, as a group, less than 1% of the Company’s outstanding Common Stock.

How Proxies Will Be Voted

All proxies solicited by the Board of Directors that are properly executed and received at or prior to the Annual Meeting, and that are not revoked, will be voted at the Annual Meeting. Votes will be cast in accordance with the instructions marked on the enclosed proxy card. If no instructions are specified, the persons named as proxies will cast such votes in accordance with each Board’s recommendations. The Company knows of no other matters to be presented at the Annual Meeting. However, if other proposals are properly presented at the Annual Meeting, the votes entitled to be cast by the persons named as proxies on the enclosed proxy card will cast such votes in their sole discretion.

How to Vote

If your shares are held in “Street Name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to cast your votes. If you are a stockholder of record, you may authorize the persons named as proxies on the enclosed proxy card to cast the votes you are entitled to cast at the meeting by completing, signing, dating and returning the enclosed proxy card. Stockholders of record or their duly authorized proxies may vote in person at the Annual Meeting. However, even if you plan to attend the Annual Meeting, you should still return your proxy card, which will ensure that your vote is cast should your plans change.

Expenses and Solicitation of Proxies

The expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this proxy statement, tabulation expenses and all other costs in connection with the solicitation of proxies will be borne by the Company. The Company may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Company’s shares. In order to obtain the necessary quorum at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by the Company’s representatives, Kayne Anderson, the Company’s transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Company to assist in proxy solicitations. If a proxy solicitor is retained by the Company, the costs associated with all proxy solicitation are expected to be approximately $5,000. The Company will not pay any of its representatives or Kayne Anderson any additional compensation for their efforts to supplement proxy solicitation.

Dissenters’ or Appraisal Rights

Stockholders do not have dissenters’ or appraisal rights.

Revoking a Proxy

At any time before it has been voted, you may revoke your proxy by: (1) sending a letter revoking your proxy to the Secretary of the Company at 717 Texas Avenue, Suite 3100, Houston, TX 77002; (2) properly executing and sending a later-dated proxy to the Secretary of the Company at the same address; or (3) attending the Annual Meeting, requesting return of any previously delivered proxy, and voting in person.

Broker Non-Votes

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are generally matters that may substantially affect the rights or privileges of stockholders. The ratification of the selection of the independent registered public accounting firm is generally considered to be “routine,” and brokers generally have discretionary voting power with respect to such proposal.

Quorum and Adjournment

The presence, in person or by proxy, of holders of shares entitled to cast a majority of the votes entitled to be cast (without regard to class) constitutes a quorum for the purposes of the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present in person or by proxy at the Annual Meeting, the chairman of the Annual Meeting may adjourn the meeting to a date not more than 120 days after the original Record Date without notice other than announcement at the Annual Meeting.

INVESTMENT ADVISER

KA Fund Advisors, LLC is the investment adviser for the Company. Its principal office is located at 717 Texas Avenue, Suite 3100, Houston, TX 77002.

ADMINISTRATOR

Ultimus Fund Solutions, LLC (the “Administrator”) provides certain administrative services for the Company, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. The Administrator is located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are the Company’s stockholders will be “householding” its proxy materials. These brokers will deliver a single copy of the proxy statement and other proxy materials to multiple stockholders sharing an address unless the brokers have received contrary instructions from the affected stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate copy of proxy materials and annual report, please notify your broker. Stockholders of the Company sharing an address who currently receive multiple copies of proxy materials and annual report of the Company at the same addresses and would like to request “householding” of their communications should contact their brokers.

STOCKHOLDER PROPOSALS

The Amended and Restated Bylaws currently in effect for the Company provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, which nomination or proposal is not to be included in the Company’s proxy statement, written notice containing the information required by the current Bylaws must be delivered to the Secretary of the Company at 717 Texas Avenue, Suite 3100, Houston, TX 77002, not later than 5:00 p.m. Central Time on the 120th day, and not earlier than the 150th day, prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting (and in the case of the first annual meeting of stockholders), notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. Central Time on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

Accordingly, a stockholder nomination or proposal for the Company intended to be considered at the 2014 Annual Meeting must be received by the Secretary of the Company on or after December 24, 2013 and prior to 5:00 p.m. Central Time on January 24, 2014. However, under the rules of the SEC, if a stockholder wishes to submit a proposal for possible inclusion in the 2014 proxy statement pursuant to Rule 14a-8(e) of the 1934 Act, the Company must receive it not less than 120 calendar days before the anniversary of the date the proxy statement was released to stockholders for the previous year’s annual meeting. Accordingly, a stockholder’s proposal under Rule 14a-8(e) must be received by the Company on or before January 24, 2014 in order to be included in the proxy statement and proxy card for the 2014 Annual Meeting. All nominations and proposals must be in writing.

By Order of the Board of Directors

David J. Shladovsky

Secretary

May 17, 2013

APPENDIX

PROXY

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR

THE 2013 ANNUAL MEETING OF STOCKHOLDERS — JUNE 27, 2013

The undersigned stockholder of Kayne Anderson Energy Development Company, a Maryland corporation (the “Company”), hereby appoints David J. Shladovsky and Terry Hart, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2013 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at 717 Texas Avenue, Suite 3100, Houston, TX 77002, on June 27, 2013, at 8:00 a.m. Central Time and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting.

If this Proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

▼ PLEASE DETACH AT PERFORATION BEFORE MAILING ▼

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

ANNUAL MEETING PROXY CARD

AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

Signature	Date

Signature(s)(if held jointly):	Date

(continued from reverse side)

PROXY

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

ANNUAL MEETING PROXY CARD

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE

MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL

BE VOTED “FOR” EACH PROPOSAL.

1.	THE ELECTION OF TWO CLASS III DIRECTORS FOR A TERM OF THREE YEARS AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

☐ FOR THE NOMINEE LISTED BELOW	☐ WITHHOLD FROM THE NOMINEE LISTED BELOW
NOMINEE: JAMES C. BAKER

☐ FOR THE NOMINEE LISTED BELOW	☐ WITHHOLD FROM THE NOMINEE LISTED BELOW
NOMINEE: ALBERT L. RICHEY

2.	THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2013.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	THE APPROVAL OF A PROPOSAL TO AUTHORIZE THE COMPANY TO SELL SHARES OF ITS COMMON STOCK AT A PRICE LESS THAN THE NET ASSET VALUE PER SHARE.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The proxy statement and the Company’s most recent Annual Report are available on the internet at www.kaynefunds.com/ked/sec-filings/